UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  September 16, 2011

AISystems, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-52296	20-2414965
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2711 Centerville Road Wilmington, DE 19808
(Address of principal executive offices) (Zip Code)

(302) 351 2515
 (Registrant’s telephone number, including area code)

55 University Avenue, Suite 910
Toronto, Ontario, Canada
M5J 2H7
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 16, 2011, Stephen C. Johnston resigned from his position as director and Chairman of the Board of Directors of AISystems, Inc. (the “Company”), effective as of September 16, 2011.

Mr. Johnston’s resignation was not a result of any disagreements relating to the Company’s operations, policies or practices.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AISYSTEMS, INC.

Date: September 16, 2011	By:	/s/ Stephen C. Johnston
Stephen C. Johnston
Chief Executive Officer